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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC.	22-2894486
(Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500
333-42423	J. CREW OPERATING CORP.	22-3540930
(Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500
333-107211	J. CREW INTERMEDIATE LLC	N/A
(Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500

Item 5.    Other Events and Regulation FD Disclosure.

        On April 27, 2004, J.Crew Group, Inc. (the "Company") issued a press release announcing the appointment of Holly Cohen as Vice President of Real Estate, Planning and Construction, effective on May 24. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

  99.1
  Press Release issued by J.Crew Group, Inc. on April 27, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC. J. CREW OPERATING CORP. J. CREW INTERMEDIATE LLC
By:	/s/ NICHOLAS P. LAMBERTI Name: Nicholas P. Lamberti Title: Vice-President and Corporate Controller

Date: April 28, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by J.Crew Group, Inc. on April 27, 2004

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SIGNATURES
EXHIBIT INDEX